UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Ponce Financial Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41255	87-1893965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue
Bronx, New York		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Ponce Financial Group, Inc. (NASDAQ: PDLB), the holding company for Ponce Bank, held its annual stockholder meeting on June 12, 2025 (the “Annual Meeting”). The business conducted at the Annual Meeting consisted of (a) the election of two directors for a term expiring in 2028, (b) the ratification of the appointment of Forvis Mazars, LLP as independent registered public accounting firm for the year ending December 31, 2025 and (c) approval, on an advisory and non-binding basis, of the compensation of the named executive officers. The following is a summary of the voting results for each matter presented to the stockholders:

a)
Proposal I – Election of Directors

			Broker
	For	Abstain	Non-Vote
Maria Alvarez	10,653,702	7,114,621	2,411,725
Carlos P. Naudon	15,406,057	2,362,266	2,411,725

With respect to the foregoing Proposal I, each nominee was elected to the Board of Directors of Ponce Financial Group, Inc.

(b) Proposal II – Ratification of the appointment of Forvis Mazars, LLP as Ponce Financial Group, Inc.’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain
18,743,530	594,627	841,891

There were no broker non-votes.

The foregoing Proposal II was approved.

(c) Proposal III – Approval, on an advisory and non-binding basis, of the compensation of named executive officers.

			Broker
For	Against	Abstain	Non-Vote
9,935,660	7,566,743	265,920	2,411,725

The foregoing Proposal III was approved on a non-binding advisory basis.

Item 8.01 Other Events.

At the Annual Meeting, Carlos P. Naudon, President and CEO of Ponce Financial Group, Inc., delivered remarks to the stockholders, which are furnished herewith as Exhibit 99.1.

The information set forth in this Item 8.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Remarks of Carlos P. Naudon at Annual Meeting
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ponce Financial Group, Inc.

Date:	June 17, 2025	By:	/s/ Carlos P. Naudon
Carlos P. Naudon President and Chief Executive Officer